UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2010

AnchorBanCorp Wisconsin Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	000-20006	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 608-252-8982

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Director Resignation
On May 5, 2010, Douglas Timmerman announced his retirement from the Board of Directors of Anchor BanCorp Wisconsin Inc. (the “Company”), effective May 5, 2010. Mr. Timmerman’s resignation was not due to any dispute or disagreement with the Company and/or its board or management.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AnchorBanCorp Wisconsin Inc.

(Registrant)

May 11, 2010	/s/ DALE C. RINGGENBERG

(Date)	Dale C. Ringgenberg
Senior Vice President, Chief Financial Officer